Exhibit 13.2

Section 906 Certificate, Chief Financial Officer

CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of TM Group Holdings PLC (the “Company”) on Form 20-F for the fiscal year ended November 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, Jonathan Miller, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(3)	The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ JONATHAN MILLER
Name:	Jonathan Miller
Title:	Chief Financial Officer

Date: March 23, 2005